UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

ASURE SOFTWARE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

3700 N. Capital of Texas Hwy #350, Austin, Texas 78746
(Address of principal executive offices)

512-437-2700
(Registrant's telephone number, including area code)

N/A
(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On June 8, 2017, Asure Software, Inc. (the "Company") filed a Current Report on Form 8‑K to report that the Company's Board of Directors had elected Daniel M. Gill to the Board on June 6, 2017. Pursuant to Instruction 2  to Item 5.02 of Form 8-K, this Form 8-K/A is being filed for the purpose of reporting Mr. Gill's committee appointments approved by the Board following his election to the Board.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2017, the Board appointed Mr. Gill to the Governance and Nominating Committee, the Compensation Committee and the Audit Committee of the Board.

Mr. Gill will receive $15,000 annually for his service on the Board committees plus fees for attendance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: December 21, 2017                                                                 By           /s/ Kelyn Brannon
    Kelyn Brannon, Chief Financial Officer